Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of BioSpecifics Technologies Corp. (the "Company") for the year ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edwin
H. Wegman, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2 The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to and retained by BioSpecifics Technologies Corp. and can be furnished to the Securities and Exchange Commission or its staff upon request.

     /s/ Edwin H. Wegman
     -------------------
     Edwin H. Wegman
     Chairman of the Board, President and Chief Executive Officer
     July 3, 2003